AMENDMENT NO. 1 TO
                     THE PETROLEUM HEAT AND POWER CO., INC.
                                 RETIREMENT PLAN

      WHEREAS, effective July 1, 1958 Petroleum Heat and Power Co., Inc. (the "Company") established the Petroleum Heat and Power Co., Inc. Retirement Plan (the "Plan") to provide retirement benefits for its employees and the employees of certain affiliates; and

      WHEREAS, effective January 1, 1989 the Plan was amended and restated in order that it continue to qualify as a qualified pension plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, and the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended; and

      WHEREAS, Article XI, Section 11.1 of the Plan vests the Plan's administrator with the authority to amend the Plan;

      WHEREAS, the Plan's administrator desires to amend the Plan in order to freeze all benefit accruals so that effective December 31, 1996, no additional benefits shall accrue to Participants under the Plan;

      NOW, THEREFORE, effective December 31, 1996, the Plan, which except as otherwise herein provided shall remain in full force and effect, is hereby amended as follows:

      1. Article I, Section 1.1 "Accrued Benefit", is amended by adding the following paragraph at the end thereof:

            "The Accrued Benefit of all Participants shall be frozen effective December 31, 1996."


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

      2. Article I, Section 1.9 "Average Compensation", is amended by adding the following paragraph at the end thereof:

            "Effective December 31, 1996, benefits shall cease to accrue to Participants under the Plan and no Compensation of a Participant earned subsequent to such date shall be counted in determining his Average Compensation."

      3. Article I, Section 1.11 "Benefit Service", is amended by adding the following paragraph at the end thereof:

            "Effective December 31, 1996, benefits shall cease to accrue to Participants under the Plan and no additional Years of Service of a Participant subsequent to such date shall be counted in determining his Benefit Service."

      4. Article I, Section 1.8 "Applicable Interest Rate" shall be amended, effective December 31, 1996, to read as follows:

            "1.8 "Applicable Interest Rate" means the annual interest rate on 30-year Treasury securities for the second calendar month preceding the month which contains the Annuity Starting Date. Solely for the purpose of calculating the lump-sum value of any benefit, the applicable mortality table shall be the 1983 Group Annuity Table (83GAM), blended for males and females, or such other mortality table prescribed by the Code, or the regulations thereunder, or the Secretary of the Treasury."

      5. Article IV, "Benefits", shall be amended adding a new Section 4.8 as follows:

            "4.8 Freezing of All Benefits Under the Plan.

            Notwithstanding anything contained herein to the contrary, the Accrued Benefit of all Participants shall be frozen effective December 31, 1996."

      6. Article II, "Eligibility", is amended by adding a new sub-paragraph (d) to Section 2.1 as follows:

            "(d) Notwithstanding anything contained herein to the contrary, effective December 31, 1996 (i) each Employee who was a Participant in the Plan on such date shall continue as a Participant and (ii) no other Employee shall become a Participant in the Plan on any Entry Date subsequent to December 31, 1996; provided that the Plan does not become Top Heavy prior to its termination."


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      IN WITNESS WHEREOF, the Administrator, on behalf of the Company, has caused this Amendment to be duly executed this day of October, 1996, effective December 31, 1996.

                                    Administrator of the Petroleum
                                    Heat and Power Co., Inc.
                                    Retirement Plan


                                    _____________________________
                                    Irik P. Sevin


                                    _____________________________
                                    Joseph Cavanaugh


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